Exhibit 10.2

Ralcorp Holdings, Inc.

Fourth Supplement to Note Purchase Agreements

Dated as of December 21, 2005

                                                Re:                   $100,000,000 5.57% Senior Notes, Series E,
Due December 21, 2015

Ralcorp Holdings, Inc.
800 Market Street
Suite 2900
St. Louis, MO 63101

Dated as of
December 21, 2005

To the Series E Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

This Fourth Supplement to Note Purchase Agreements (the or this "Fourth Supplement") is among Ralcorp Holdings, Inc., a Missouri corporation (the "Company") and the institutional investors named on Schedule A attached hereto (the "Series E Purchasers").

Reference is hereby made to the Note Purchase Agreements dated as of May 22, 2003 (as amended and supplemented from time to time, the "Note Purchase Agreements"), among the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series E Purchasers as follows:

      1.    The Company has authorized the issue and sale of $100,000,000 aggregate principal amount of the 5.57% Senior Notes, Series E, due December 21, 2015 (the "Series E Notes"). The Series E Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreements, the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 (the "Series B Notes") issued pursuant to the First Supplement to Note Purchase Agreements dated as of December 22, 2003 (the "First Supplement"), the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the "Series C Notes") issued pursuant to the Second Supplement to Note Purchase Agreements dated as of December 22, 2003 (the "Second Supplement"), the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the "Series D Notes") issued pursuant to the Third Supplement to Note Purchase Agreement dated as of December 22, 2003 (the "Third Supplement"), the $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series F, due December 21, 2012 (the "Series F Notes") issued pursuant to the Fifth Supplement to Note Purchase Agreements dated as of December 21, 2005 (the "Fifth Supplement"), and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The Series E Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series E Purchasers and the Company.

      2.    Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series E Purchaser, and each Series E Purchaser agrees to purchase from the Company, Series E Notes in the principal amount set forth opposite such Series E Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

      3.    The sale and purchase of the Series E Notes to be purchased by each Series E Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the "Closing") on December 21, 2005 or on such other Business Day thereafter on or prior to December 23, 2005 as may be agreed upon by the Company and the Series E Purchasers. At the Closing the Company will deliver to each Series E Purchaser the Series E Notes to be purchased by such Series E Purchaser in the form of a single Series E Note (or such greater number of Series E Notes in denominations of at least $100,000 as such Series E Purchaser may request) dated the date of the Closing and registered in such Series E Purchaser’s name (or in the name of such Series E Purchaser’s nominee), against delivery by such Series E Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1096726 and account name Ralcorp Holdings, Inc. at JPMorgan Chase Bank, N.A. in New York, New York, ABA #021000021. If, at the Closing, the Company shall fail to tender such Series E Notes to any Series E Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series E Purchaser’s satisfaction, such Series E Purchaser shall, at such Series E Purchaser’s election, be relieved of all further obligations under this Fourth Supplement, without thereby waiving any rights such Series E Purchaser may have by reason of such failure or such nonfulfillment.

      4.    The obligation of each Series E Purchaser to purchase and pay for the Series E Notes to be sold to such Series E Purchaser at the Closing is subject to the fulfillment to such Series E Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements with respect to the Series E Notes to be purchased at the Closing, and to the following additional conditions:

    (a)    Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreements shall be correct as of the date of Closing and the Company shall have delivered to each Series E Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

     (b)    Contemporaneously with the Closing, (i) the Company shall sell to each Series E Purchaser, and each Series E Purchaser shall purchase, the Series E Notes to be purchased by such Series E Purchaser at the Closing as specified in Schedule A and (ii) the Company shall sell to each purchaser and each purchaser shall purchase the Series F Notes to be purchased by such purchaser at the Closing and as specified in Schedule A to the Fifth Supplement.

      5.     Maturity. As provided therein, the entire unpaid principal balance of the Series E Notes shall be due and payable on the stated maturity date thereof.

     6.    Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series E Notes, in an amount not less than 10% of the aggregate principal amount of the Series E Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Series E Notes written notice of each optional prepayment under this Section 6 of this Fourth Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series E Notes to be prepaid on such date, the principal amount of each Series E Note held by such holder to be prepaid (determined in accordance with Section 7 of this Fourth Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series E Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

      7.    Allocation of Partial Prepayments for Series E Notes. In the case of each partial prepayment of the Series E Notes pursuant to Section 6 of this Fourth Supplement, the principal amount of the Series E Notes to be prepaid shall be allocated among all of the Series E Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

      8.    Maturity; Surrender, etc. for Series E Notes. In the case of each prepayment of Series E Notes pursuant to Section 6 of this Fourth Supplement and Section 8.3 of the Note Purchase Agreements, the principal amount of each Series E Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series E Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series E Note shall be issued in lieu of any prepaid principal amount of any Series E Note.

      9.    Purchase of Series E Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series E Notes except upon the payment or prepayment of the Series E Notes in accordance with the terms of this Fourth Supplement, Section 8.3 of the Note Purchase Agreements and the Series E Notes. The Company will promptly cancel all Series E Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series E Notes pursuant to any provision of this Agreement and no Series E Notes may be issued in substitution or exchange for any such Series E Notes.

    10.    Make-Whole Amount for Series E Notes. The term "Make-Whole Amount" means, with respect to any Series E Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series E Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to any Series E Note, the principal of such Series E Note that is to be prepaid pursuant to Section 6 of this Fourth Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

"Discounted Value" means, with respect to the Called Principal of any Series E Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series E Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

"Reinvestment Yield" means, with respect to the Called Principal of any Series E Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets (or such other display as may replace Page PX1 on Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of any Series E Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series E Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this Fourth Supplement or Section 12.1 of the Note Purchase Agreements.

"Settlement Date" means, with respect to the Called Principal of any Series E Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this Fourth Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

    11.    Each Series E Purchaser, as to itself, represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series E Notes by such Series E Purchaser.

    12.    The Company and each Series E Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements, as supplemented hereby, as fully and completely as if such Series E Purchaser were an original signatory to the Note Purchase Agreements.

    13.    Additional Series E Provisions. Pursuant to the provisions of Section 2.2(ii) and Section 2.2(iii) of the Note Purchase Agreements:

    (a)    In the event that the Series A Notes are not outstanding, the "Proposed Prepayment Date" under Section 8.3(c) for any holder of Series E Notes shall be deemed to be the first Business Day which is at least 15 days after the date of the notice of prepayment contemplated by Sections 8.3(a) and 8.3(b).

    (b)    The holders of the Series E Notes (and no other holders) agree to waive payment of the amount otherwise required by clause (y) of the penultimate sentence of the last paragraph of Section 12.1 of the Note Purchase Agreements (but no other amount) and, in consideration therefor, and in lieu of the amount otherwise payable under said clause (y), the Company agrees, upon any Series E Notes becoming due and payable under Section 12.1, whether automatically or by declaration, to pay such holders of the Series E Notes the Make-Whole Amount in respect of the Series E Notes, together with all other amounts required to be paid pursuant to Section 12.1.

    (c)    The holders of the Series E Notes (and no other holders) agree to waive payment of interest at the Default Rate on overdue interest, principal and premium, if any, otherwise required by clause (a) of the first sentence of Section 12.3 of the Note Purchase Agreements in connection with any rescission of acceleration of the Series E Notes and, in consideration therefor and in lieu of the amount otherwise payable at the Default Rate, the Company agrees that as a condition precedent to any rescission of acceleration of the Series E Notes, interest on any such overdue interest, principal and premium, if any, shall be paid at the overdue rate applicable to the Series E Notes as more fully described at the end of the first paragraph of Exhibit 1 hereto.

14.     Governing Law. This Fourth Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State

[Signature Page Follows]

Ralcorp Holdings, Inc.                                                             Fourth Supplement to Note Purchase Agreements

The execution hereof shall constitute a contract between the Company and the Series E Purchasers for the uses and purposes hereinabove set forth, and this Fourth Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Ralcorp Holdings, Inc.

By: /s/ D. P. Skarie
Name:  D. P. Skarie
Title:    Co-Chief Executive Officer
             and President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Metropolitan Life Insurance Company

By:   /s/ Scott Inglis
Name:   Scott Inglis
Title:     Managing Director

The Travelers Insurance Company

By:  /s/ Jonathan L. Rosenthal
Name:  Jonathan L. Rosenthal
Title:    Vice President and Chief
             Hedging Officer

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Gateway Recovery Trust

    By: Prudential Investment Management, Inc., as Asset Manager

By:   /s/ Brian E. Lemons
Name:   Brian E. Lemons
Title:     Vice President

Gibraltar Life Insurance Co., Ltd.

   By: Prudential Investment Management (Japan), Inc., as Investment Manager

   By: Prudential Investment Management, Inc., as Sub-Adviser

By:   /s/ Brian E. Lemons
Name:   Brian E. Lemons
Title:     Vice President

Mutual of Omaha Insurance Company

    By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

    By: Prudential Private Placement Investors, Inc. (as its General Partner)

By:   /s/ Brian E. Lemons
Name:   Brian E. Lemons
Title:     Vice President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

American General Assurance Company

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company

By: AIG Global Investment Corp., investment adviser

    By: /s/ Victoria Y. Chin
    Name:  Victoria Y. Chin
    Title: Vice President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By: /s/ David A. Barras
Name:  David A. Barras
Title:    Its Authorized Representative

The Northwestern Mutual Life Insurance Company
    For its Group Annuity Separate Account

By:   /s/ David A. Barras
Name:   David A. Barras
Title:     Its Authorized Representative

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC, as Investment Adviser

By:         /s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title:   Managing Director

C.M. Life Insurance Company

By: Babson Capital Management LLC, as Investment Sub-Adviser

By:         /s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title:   Managing Director

MassMutual Asia Limited

By: Babson Capital Management LLC, as Investment Adviser

By:         /s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title:   Managing Director

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

ING Life Insurance and Annuity Company
ReliaStar Life Insurance Company

By: ING Investment Management LLC, as Agent

By:     /s/ Peter F. Komarek
Name:     Peter F. Komarek
Title:       Vice President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

American Mayflower Life Insurance Company of New York

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

First Colony Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

Federal Home Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

Jamestown Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Connecticut General Life Insurance Company

By: Cigna Investments, Inc. (authorized agent)

By:        /s/ Deborah B.Wiacek
Name: Deborah B. Wiacek
Title:   Managing Director

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

AXA Equitable Life Insurance Company

By:   /s/ Emilia F. Wiener
Name:   Emilia F. Wiener
Title:     Investment Officer

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Teachers Insurance and Annuity Association of America

By: /s/ Jeffrey A. Burian
Name: Jeffrey A. Burian
Title:   Director

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Phoenix Life Insurance Company

By: /s/ John H. Beers
Name: John H. Beers
Title:   Vice President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Accepted as of the date first written above.

Jefferson-Pilot Life Insurance Company

By: /s/ James E. McDonald, Jr.
Name: James E. McDonald, Jr.
Title:   Vice President

Ralcorp Holdings, Inc.          Fourth Supplement to Note Purchase Agreements

Each of the undersigned ratifies and confirms as of the date hereof its obligations under the Subsidiary Guarantee dated May 22, 2003, as amended, modified or supplemented.

Bremner, Inc.
Sugar Kake Cookie Inc. (f/k/a Cascade Cookie Company, Inc.)
Flavor House Products, Inc.
Nutcracker Brands, Inc.
RH Financial Corporation
Ripon Foods, Inc.
Heritage Wafers, LLC
The Carriage House Companies, Inc. (by itself and as successor by merger to The Torbitt & Castleman Company, LLC)
Value Added Bakery Holding Company
Bakery Chef, L.L.C. (successor by merger to Bakery Chef, Inc.)
Community Shops, Inc.
The Bun Basket, Inc.
Lofthouse Bakery Products, Inc.
Medallion Foods, Inc.

By: /s/ D. P. Skarie
Name: D. P. Skarie
Title:   Authorized Signatory